SUPPLEMENT DATED JULY 29, 2019 TO THE FOLLOWING

PROSPECTUS DATED MAY 1, 2019

New York Life Premier Variable Annuity – FP Series

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective August 26, 2019, the Prospectus is revised as follows:

1.	Replace the fourth paragraph under the section “THE POLICIES – Policy Application and Premium Payments” with the following:

Unless we permit otherwise, the minimum initial premium payment is $5,000. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 80 or younger, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

2.	Replace the section “THE POLICIES – Issue Ages” with the following:

To purchase a Non-Qualified Policy, you must not be older than age 80 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80 (oldest Annuitant, if the policy has joint Annuitants).

For IRA, Roth IRA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 80 or younger, we will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the New York Life Annuities Service Center prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by the New York Life Annuities Service Center no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010

527370